UNITED STATES  SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2020
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100
_____________________
(Former name or former address, if changed since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	APTS	NYSE
Securities registered pursuant to Section 12(g) of the Act:
Title of each class
Series A Redeemable Preferred Stock, par value $0.01 per share
Warrant to Purchase Common Stock, par value $0.01 per share
Series M Redeemable Preferred Stock, par value $0.01 per share
Series A1 Redeemable Preferred Stock, par value $0.01 per share
Series M1 Redeemable Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation:

        The Compensation Committee (the "Compensation Committee") of Preferred Apartment Communities, Inc.'s (the "Company") Board of Directors (the "Board") engaged FPL Associates ("FPL") to assist the Compensation Committee with establishing a new executive compensation framework for the Company following the internalization of the Company's external advisors effective January 31, 2020 (the "Executive Compensation Framework"). The new compensation program, as described in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 19, 2020, was designed to generally accomplish the following:

•Retain and motivate key contributors to the Company’s profitability and growth;
•Align employee and stakeholder/investor interests;
•Provide incentive compensation that places a strong emphasis on financial performance with the flexibility to assess operational and individual performance;
•Provide a means to reward for strong performance; and
•Foster an ownership mentality among program participants.

        This new compensation structure includes: (i) a mix of base salary, short-term cash incentive compensation, and long-term equity incentive compensation; (ii) objective benchmarking; (iii) time-based and performance-based vesting; and (iv) peer comparisons where appropriate.

        On July 31, 2020, the Board, upon recommendation of the Compensation Committee, approved performance-based restricted stock units ("RSUs") as part of the Company's Long-Term Incentive Program ("LTIP") for the Company’s named executive officers, as reflected in the Company’s definitive proxy statement for its 2020 annual meeting of stockholders (other than Daniel M. DuPree, the Company’s former CEO, who has become Executive Chairman and Leonard A. Silverstein who resigned as an executive officer on March 3, 2020), along with Jeffrey D. Sherman, President - Multifamily, Parker Boone DuPree, President - Office, and Michael Aide, President - Retail, each of whom is currently expected to be included as a named executive officer in our definitive proxy statement for our 2021 annual meeting of stockholders (collectively, the "Named Executive Officers").

Performance-Based RSUs

General. Pursuant to the performance-based RSUs agreements, each executive is eligible to vest in a number of RSUs ranging from 0% to 200% of the target number of RSUs granted, based on the Company’s total shareholder return ("TSR") during the three-year performance period commencing on July 1, 2020 and ending on June 30, 2023 (the "Performance Period"), relative to the total shareholder return of the peer group during the Performance Period, subject to the executive’s continued service. These RSUs include both performance-based and time-based vesting conditions.

Performance Vesting. In the event that the Company's TSR performance during the Performance Period is achieved at the "threshold," "target" or "maximum" level as set forth below compared to the peer group, the award will become performance-vested with respect to the percentage of RSUs set forth below:

Level	Relative TSR Performance (Percentage Rank vs. Peers)	Earned RSUs (% of Target)
<Threshold	<35th Percentile	0%
Threshold	35th Percentile	50%
Target	55th Percentile	100%
Maximum	75th Percentile	200%

If the Company's relative TSR Performance falls between the levels specified above, the percentage of RSUs that will performance vest will be determined using straight-line linear interpolation between such levels. The number of RSUs that become performance-vested are referred to as "Earned RSUs."

Time Vesting. Following the completion of the Performance Period, the Earned RSUs will satisfy the award’s time vesting condition and become fully vested as follows, subject to the executive’s continued service through each applicable vesting date: (i) 50% on the date the Compensation Committee determines the Company's performance during the Performance Period, and (ii) 50% on June 30, 2024.

Change in Control. Except to the extent otherwise provided under any separate written change in control or severance plan that may be established by the Company and applicable to the participant, in the event of a change in control of the Company, all outstanding RSUs will vest as follows: the Performance Period will be deemed to end as of the date of the change in control, and the Committee will determine the level of achievement of the performance conditions over the deemed Performance Period and thus the number of Earned RSUs. The number of Earned RSUs that shall become payable to the participant shall be pro-rated to reflect the percentage of days elapsed during the shortened, deemed Performance Period. To the extent that the original Performance Period has been completed prior to the change in control, any remaining outstanding RSUs that are still subject to time-based vesting requirements as of the date of the change in control shall be immediately vested and payable unless the acquirer in the change in control maintains the RSUs in accordance with the terms of the Company’s 2019 Stock Incentive Plan that are applicable to RSUs.

Certain Terminations of Service. Except as otherwise described below, any RSUs that have not fully vested as of the date on which an executive’s service terminates for any reason will be cancelled and forfeited by the executive.

If an executive's service terminates due to death or disability prior to the completion of the Performance Period, a percentage of the RSUs will become vested based on the ratio of the number of days of employment during the Performance Period divided by the total number of days in the Performance Period. The Compensation Committee will also make a determination of the Company's TSR performance relative the peer group as of the date service terminated or as soon as practicable thereafter, as determined by the Compensation Committee. Any unvested and unearned RSUs will be forfeited.

Payment. Any RSUs that become vested will be paid to the executive in whole shares of Company common stock, par value $0.01 per share ("Common Stock") as soon as practicable following the applicable vesting date.

Dividend Equivalents. In the event that the Company declares and pays a dividend in respect of its outstanding shares of Common Stock and, on the record date for such dividend, the participant holds RSUs granted that have not been settled, the Company shall record the amount of such dividend in a bookkeeping account and pay to the participant an amount in cash equal to the cash dividends the participant would have received if the participant was the holder of record, as of such record date, of a number of shares of Common Stock equal to the number of RSUs held by the participant that have not been settled as of such record date but which become vested and performance-vested RSUs, such payment to be made on the date on which any RSUs are settled. For purposes of clarity, if the RSUs (or any portion thereof) are forfeited by the participant, then the participant shall also forfeit the dividend equivalents, if any, accrued with respect to such forfeited RSUs. No interest will accrue on the dividend equivalents between the declaration and payment of the applicable dividends and the settlement of the dividend equivalents.

The table below sets forth the name and target number of performance-based RSUs awarded to the named executive officers on July 31, 2020.

Name and Position	Target Performance RSUs
Joel T. Murphy, President and Chief Executive Officer	159,024
John A. Isakson, Chief Financial Officer	51,775
Michael J. Cronin, Executive Vice President and Chief Accounting Officer	10,355
Jeffrey D. Sherman, President - Multifamily	18,491
Parker Boone DuPree, President - Office	18,491
Michael Aide, President - Retail	14,793

Executive Severance and Change in Control Plan:

In connection with the Board’s establishment of the Executive Compensation Framework, and in consultation with FPL, on July 31, 2020, the Board, based upon the recommendation of the Compensation Committee, approved and adopted the Preferred Apartment Communities, Inc. Executive Severance and Change in Control Plan (the "Severance Plan"). The Severance Plan provides severance benefits for qualifying terminations of employment under certain circumstances to our executive officers who are selected by the Compensation Committee to participate in the plan and who execute an individual participation agreement (a "Participation Agreement").

Under the Severance Plan, if a plan participant’s employment with us is terminated by the participant for "good reason" (as defined in the Severance Plan and the applicable Participation Agreement) or by us other than for "cause" (as defined in the Severance Plan and the applicable Participation Agreement), in each case on or within 24 months following a "change in control" (as defined in the Severance Plan) and other than as a result of the participant’s death or "disability (as defined in the Severance Plan)," the participant is entitled to receive (i) a severance payment in an amount equal to 1.50 (3.0 for the Company’s Chief Executive Officer and Chief Financial Officer), multiplied by the sum of (a) the participant’s annual base salary, plus (b) the participant’s target annual performance bonus in effect immediately prior to the change in control; (ii) continued health coverage at the active employee rate for up to 18 months (36 months for the Company’s Chief Executive Officer and Chief Financial Officer) following termination of employment, but subject to cessation once the participant becomes eligible for coverage from a new employer; (iii) a pro-rated annual bonus (based on the target) for the calendar year in which the participant’s employment termination date occurs; and (iv) accelerated vesting of outstanding equity awards, if any, that were assumed and continued by the acquirer following the change in control.

If the employment of our Chief Executive Officer or Chief Financial Officer is terminated under the conditions described above but other than in the 24 month period following a change in control, such participant is entitled to receive (i) a severance payment in an amount equal to 2.0 times the sum of (a) the participant’s annual base salary, plus (b) the participant’s target annual performance bonus in effect immediately prior to the change in control, which severance payment will be payable in substantially equal installments over a 24-month period following termination of employment, (ii) continued health coverage at the active employee rate for up to 24 months following termination of employment, but subject to cessation once the participant becomes eligible for coverage from a new employer; (iii) a pro-rated annual bonus (based on target) for the calendar year in which the participant’s employment termination date occurs ("Pro-Rata Bonus"); and (iv) accelerated vesting of any outstanding time-based equity awards and continued vesting in any outstanding performance-based equity awards (based on actual performance at the end of the performance period, but pro-rated to reflect the number of days the participant was employed with the Company during the performance period).

If a plan participant’s employment with us is terminated for death or "disability," the participant (or his or her estate, if applicable) will be entitled to receive a Pro-Rata Bonus under the Severance Plan.

Except as otherwise described above, upon a termination of any participant’s employment for any reason or upon a change in control, the treatment of the participant’s outstanding equity awards will be governed by the terms of the Company’s equity plan or plans under which they were granted and any applicable award agreements.

The Severance Plan does not provide a tax gross-up provision for federal excise taxes that may be imposed under sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). Instead, the Severance Plan provides that if amounts payable to a participant under the Severance Plan, together with any other amounts that are payable by the Company as a result of a change in control, exceed the amount allowed under section 280G of the Code for such individual, thereby subjecting the individual to an excise tax under section 4999 of Code, then, depending on which method produces the better net after-tax benefit for the recipient, such payments shall either be: (i) reduced to the level at which no excise tax applies or (ii) paid in full, with the participant being responsible for his or her excise and other taxes.

Any payments payable under the Severance Plan are conditioned on the execution and non-revocation of a release for the benefit of the Company and its related entities and agents and are subject to the executive’s compliance with certain confidentiality, non-disparagement, non-competition and non-solicitation covenants that apply during the executive’s employment and for a specified period thereafter.

The Severance Plan may be amended or terminated by the Board (including any successor board) at any time, provided that (a) the Board must provide at least 24 months advance written notice to each affected participant to the extent the amendment or termination of the Severance Plan materially and adversely affects the rights of such participant under the plan, and (b) no participant’s right to receive payments or benefits with respect to a termination of employment occurring within the 24-month period following the change in control may be adversely affected by any amendment or termination of the Severance Plan that occurs within the period beginning six months prior to the change in control and ending 24 months following the change in control, except for any amendment or modification that the participant consents to in writing.

The foregoing description of the Severance Plan is not complete and is qualified by reference to the full text of the Severance Plan and related form Participation Agreement(s), copies of which are filed as Exhibits 10.2 through 10.4 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Restricted Stock Unit Agreement
10.2	Preferred Apartment Communities, Inc. Executive Severance and Change in Control Plan
10.3	Participation Agreement (Form)
10.4	Participation Agreement - CEO/CFO (Form)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: August 6, 2020	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary